                                                     Exhibit no. 1.01, only page

Changes in subsidiaries of Oce N.V. since the listing thereof in Oce's Form 20-F for its fiscal year ended November 30, 1998

------------------------------------------------------------------------------------------------------------
Name of subsidiaries*                   Jurisdiction of            Notes
                                        Incorporation of
                                        Organisation
------------------------------------------------------------------------------------------------------------
Systeme de Diffusion Documentaire S.A.  France                     Acquired 34% participation by Milan
                                                                   S.A.S. October 1998
                                                                   Increased participation to 64% by Milan
                                                                   S.A.S. November 1999
------------------------------------------------------------------------------------------------------------
Copytema A.S.                           Norway                     Sold August 1998
------------------------------------------------------------------------------------------------------------
ICW S.A.                                France                     Acquired 55% participation by Milan
                                                                   S.A.S. February 1999
------------------------------------------------------------------------------------------------------------
Oce-Japan Corporation                   Japan                      Acquired 85% participation by Oce N.V.
                                                                   May 1999
------------------------------------------------------------------------------------------------------------
Crea Print Digitales Medienzentrum      Germany                    Acquired 50% by Oce-Deutschland Facility
 G.m.b.H.                                                          Services G.m.b.H. June 1999
------------------------------------------------------------------------------------------------------------
Trumark Pty. Ltd.                       Australia                  Liquidated June 1999
------------------------------------------------------------------------------------------------------------
Studentenkopierdienst Sud G.m.b.H.      Germany                    Acquired by Oce-Deutschland Facility
                                                                   Services G.m.b.H. August 1999
------------------------------------------------------------------------------------------------------------
Zadkine Document Activititeiten B.V.    Netherlands                Acquired 50% participation by
                                                                   Oce-Nederland B.V. August 1999
------------------------------------------------------------------------------------------------------------
Fendler DIGITALMEDIA G.m.b.H.           Germany                    Acquired 50% participation by
                                                                   Oce-Deutschland Facility Services
                                                                   G.m.b.H. September 1999
------------------------------------------------------------------------------------------------------------
Oce Software Laboratories Namur S.A.    Belgium                    Increased participation by Oce-Belgium
                                                                   N.V./S.A. October 1999 from ..% to 70%
------------------------------------------------------------------------------------------------------------
Oce-Asia Ltd.                           Hong Kong                  Liquidated November 1999
------------------------------------------------------------------------------------------------------------
Oce Software Services S.A.S.            France                     Founded November 1999
------------------------------------------------------------------------------------------------------------